UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]     Preliminary Information Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]     Definitive Information Statement

FINDEX.COM, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box): [X] No fee required

[   ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)	Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)	Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)	Total fee paid: _______________________________________________________________

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(2)	Form, Schedule or Registration Statement No.:

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(3)	Filing Party:

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(4)	Date Filed:

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October 18, 2004

To Our Stockholders:

                The Information Statement enclosed herewith is being furnished to holders of shares of common stock, par value $.001 per share (the “Common Stock”), of Findex.com, Inc. (the “Company,” “we” or “us”). The purpose of the Information Statement is to notify our stockholders that, on September 9, 2004 (the “Record Date”), we obtained the prior approval, by way of written consent in lieu of a meeting, from certain of our principal stockholders holding 32,307,090 shares of Common Stock, representing 70% of our total issued and outstanding Common Stock, (51.97% after adjustment for certain voting restrictions) authorizing resolutions as to the following:

o	Ratification of the designation of our incumbent directors among the three classes of directors; and

o	Adoption of amendments to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 50,000,000 to 120,000,000.

                This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider any matter described herein. Our Board of Directors is not soliciting your proxy in connection with the adoption of these resolutions and proxies are not being requested from our stockholders. The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of, or persons otherwise able to direct the vote of, a majority of the outstanding shares of our Common Stock. The resolutions will not become effective before the date which is 20 days after the Information Statement was first mailed to our stockholders. You are urged to read the Information Statement in its entirety for a description of the action taken by our majority stockholders.

                Thank you for your continued support.

Sincerely, /S/ Steven Malone Steven Malone Chairman, President & Chief Executive Officer

FINDEX.COM, INC.

11204 Davenport Street, Suite 100
Omaha, Nebraska 68154

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (the “Board of Directors”) of Findex.com, Inc. (the “Company” “we” or “us”) to inform you that the Company has obtained the prior approval, by way of written consent in lieu of a meeting, of certain of our principal stockholders holding 32,307,090 shares of our common stock, par value $.001 per share (the “Common Stock”), as of September 9, 2004 (the “Record Date”), representing 70% of our then total issued and outstanding Common Stock, (51.97% after adjustment for certain voting restrictions) authorizing resolutions as to the following:

(1)	Ratification of the designation of our incumbent directors among the three classes of directors; and

(2)	Adoption of amendments to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 50,000,000 to 120,000,000.

Our Board of Directors approved all of the foregoing actions by unanimous written consent on September 8, 2004 and recommended that such resolutions be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

Accordingly, all necessary corporate approvals in connection with such actions have been duly obtained and this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes (the “Nevada Statutes”) are afforded to our stockholders as a result of the adoption of these resolutions.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

All holders of our Common Stock as of the close of business on the Record Date are entitled to notice and receipt of this Information Statement. The corporate action associated with the foregoing resolutions will not become effective before the day which is 20 calendar days after the mailing of this Information Statement to our stockholders. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about October 18, 2004.

The Company will pay all expenses in connection with the preparing, printing and mailing of this Information Statement.

GENERAL INFORMATION

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

Stockholders are not being asked to approve anything. To the extent required, stockholder approval of the actions discussed herein has already been obtained. This Information Statement is being provided to you only for purposes of informing you of what has already been approved.

WHAT ACTION HAS ALREADY BEEN APPROVED?

Each of the following:

o	The ratification of the designation of our incumbent directors among the three classes of directors; and

o	Adoption of amendments to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 50,000,000 to 120,000,000.

HOW CAN STOCKHOLDER APPROVAL ALREADY HAVE BEEN OBTAINED IF STOCKHOLDERS WERE NOT YET INVITED TO VOTE AND NO STOCKHOLDERS’ MEETING HAS BEEN HELD?

Section 78.320 of the Nevada Statutes provides that, unless prohibited under a company’s articles of incorporation or bylaws, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a written consent thereto is obtained by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  In accordance with Article VIII of our Articles of Incorporation, any action to be taken by way of written consent of our stockholders, however, requires that it first be approved by our Board of Directors.

In accordance with the Nevada Statutes and our Articles of Incorporation and Bylaws, all of the corporate action discussed herein requires the affirmative vote of the holders of a majority of our voting power. Each share of our Common Stock entitles the holder to one vote on all matters submitted to the stockholders. We currently have no class of voting stock outstanding other than the Common Stock, and neither our Articles of Incorporation or our Bylaws prohibit stockholder action by way of written consent.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action described herein as early as possible in order to accomplish the purposes as hereafter described, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the Company’s voting stock, which voting stock is comprised solely of the Common Stock. As of September 9, 2004 (the “Record Date”), there were 46,153,189 shares of our Common Stock outstanding and no shares of preferred stock outstanding.  Also as of September 9, 2004, the written consent of certain of our principal stockholders holding 32,307,090 shares of our common stock, representing 70% of our then total issued and outstanding Common Stock, (51.97% after adjustment for certain voting restrictions), to each of the above actions has been obtained. Our Board of Directors approved all of the foregoing actions by unanimous written consent (in accordance with Section 78.315 of the Nevada Statutes) on September 8, 2004 and recommended that such resolutions be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

As a result of the foregoing, no stockholder vote or meeting is required to approve the action and no proxies will be solicited.

ARE STOCKHOLDER’S ENTITLED TO DISSENTER’S RIGHTS IN CONNECTION WITH THIS ACTION?

No.     The Nevada Statutes do not provide for dissenter's rights in connection with any of the action taken.

IS THE COMPANY DISTRIBUTING THIS INFORMATION STATEMENT VOLUNTARILY?

No.     Although the Nevada Statutes do not require that notice of action taken by way of written consent of stockholders be provided to non-consenting stockholders, federal securities laws impose very specific requirements for reporting companies. Pursuant to Rule 14c-2 promulgated under the Exchange Act, any stockholder approval of a reporting company which is obtained by written consent cannot take effect until 20 days after an Information Statement conforming to the requirements of Schedule 14C is mailed to stockholders.

INFORMATION RELATING TO SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 9, 2004, the beneficial ownership of the Company’s Common Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company’s Common Stock; (ii) each director and executive officer of the Company; and (iii) all directors and officers as a group. Unless otherwise indicated, each such person is believed to have the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of FindEx.com, Inc., 11204 Davenport Street, Suite 100, Omaha, Nebraska 68154.

		Percentage of
Name	Number of Shares	Outstanding Common Stock

Barron Partners, LP (1)	21,875,000	47.4%

Steven Malone (2)	2,143,111	4.7%

Henry M. Washington (3)	1,583,025	3.4%

John A. Kuehne (4)	1,691,849	3.7%

Kirk R. Rowland (5)	1,819,111	4.0%

William Terrill (6)	1,751,127	3.8%

Officers and Directors	8,988,223	19.6%
as a group (5 persons)

(1)	Consists of 21,875,000 shares of Common Stock.

(2)	Consists of (i) options to acquire up to 250,000 shares of Common Stock, all of which are presently exercisable, and (ii) 1,719,111 shares of Common Stock and (iii) indirectly owned through spouse stock options to acquire up to 50,000 shares of common stock, all of which are presently exercisable and 124,000 common shares.

(3)	Consists of (i) options to acquire up to 175,000 shares of Common Stock, all of which are presently exercisable, and (ii) 1,408,025 shares of Common Stock.

(4)	Consists of (i) options to acquire up to 175,000 shares of Common Stock, all of which are presently exercisable, and (ii) 1,516,849 shares of Common Stock.

(5)	Consists of (i) options to acquire up to 150,000 shares of Common Stock, all of which are presently exercisable, and (ii) 1,669,111 shares of Common Stock.

(6)	Consists of (i) options to acquire up to 1,000,000 shares of Common Stock, all of which are presently exercisable, and (ii) 751,127 shares of Common Stock.

INFORMATION RELATING TO ACTIONS TAKEN BY OUR BOARD OF DIRECTORS
AND THE CONSENTING STOCKHOLDERS

(1)	THE RATIFICATION OF THE DESIGNATION OF OUR INCUMBENT DIRECTORS AMONG THE THREE CLASSES OF DIRECTORS

WHAT IS THE PURPOSE OF RATIFYING THE DESIGNATION OF INCUMBENT DIRECTORS AMONG THE THREE CLASSES OF DIRECTORS?

Our Articles of Incorporation and Bylaws provide for a board of directors consisting of three separate classes of directors, Class I, Class II and Class III, the individual members of which are each to serve three year terms. The terms of each class are to begin one after another over successive three year periods. Although provision is made in our Articles of Incorporation for designating our initial directors among the three classes, no provision is made for designating directors at any time thereafter when an election takes place at which all new directors are nominated and elected.

At our last annual stockholders meeting, which took place in December of 2000, five directors were elected, but no designations were made as to which class each of the respective directors were to be assigned. Since then, three of such directors have either resigned or otherwise become disqualified, and each of the vacancies created as a result were filled by action on the part of the remaining directors in accordance with powers granted to them under our charter. Since 2002, our Board of Directors has consisted of four members. Because of a failure to assign designations among the three classes, however, there has been uncertainty as to which, if any, directors are Class I, which, if any, directors are Class II, and which, if any, directors, are Class III. And because directors generally assume and maintain their seats as a result of stockholder action, it was determined that stockholder ratification was appropriate.

WHAT ARE THE DIFFERENCES AMONG THE THREE CLASSES OF DIRECTORS?

The only difference among our three classes of directors is the beginning and the end of their respective terms. Although the length of the terms are the same for each (three years), they do not run concurrently. They are staggered such that the term of the Class I directors starts one year before the term of the Class II directors and two years before the term of the Class III directors.

WHAT ARE THE ASSIGNED DESIGNATIONS THAT WERE RATIFIED?

Of the current four members of our Board of Directors, two, John A. Kuehne and Henry M. Washington, have been designated by our Board of Directors as Class I with a current term deemed to have begun in 2001, another, Kirk R. Rowland, has been designated by our Board of Directors as Class II with a current term deemed to have begun in 2002, and another, Steven Malone, our Chairman, has been designated by our Board of Directors as Class III with a current term deemed to have begun in 2003. Although both of our Class II and Class III directors joined our Board of Directors in 2002 (as a result of Board action), they have been assigned by our Board of Directors to Class II and Class III respectively.

On September 9, 2004, a majority of our stockholders ratified the following assigned designations:

Director	Designated Class	Assigned Term

John A. Kuehne	Class I	2001 - 2004

Henry M. Washington	Class I	2001 - 2004

Kirk R. Rowland	Class II	2002 - 2005

Steven Malone	Class III	2003 - 2006

Certain information regarding our Class I directors is as follows:

John A. Kuehne, 47, Director since 2000.

o	President of SmallCap Corporate Partners Inc, a privately-held managment consulting firm based in Victoria, British Columbia, since 2003.

o	Member of Board of Directors of Beau Pre Explorations; a Canadian public company listed on the TSE-Venture since Jan. 2003.

o	Treasurer, Controller and Chief Financial Officer of Doman Industries Limited, a held forest products company based in British Columbia from 1991 to 1999.

o	Manager with Deloitte & Touche from 1980 to 1989.

o	Canadian Chartered Accountant since 1983 and U.S. Certified Public Accountant since 1985.

Henry M. Washington, Ph.D., 61, Director since 2000.

o	President and Chief Executive Officer of Jamestown Plastic Molders Corporation located in Jamestown, Ohio, since 2001.

o	Managing Director of Rilas & Rogers, LLC, an international corporate consulting firm from 1998 to 2001.

o	Executive Director of the U.S. Department of Commerce Minority Business Opportunity Committee (MBOC) from 1998 to 2001.

o	Member of certain discussion panels for each of the World Bank, USAID, and the International Monetary Fund.

o	Member of the Board of Directors of People Aspiring for Hope (PATCH) and International Conference of Bishops.

Certain information regarding our sole Class II director is as follows:

Kirk R. Rowland, 44, Director since April, 2002.

o	Vice President of Finance, Treasurer, Secretary, and Chief Financial Officer of FindEx.com, Inc. since March 2001.

o	Director of Finance of FindEx.com, Inc. from 1999 to 2001.

o	Partner (shareholder) in Manning & Associates, P.C., a public accounting firm based in Nebraska from 1991 to 1999.

o	Associate with KMG Main Hurdman (now KPMG Peat Marwick), an international accounting firm, from 1984 to 1986.

Certain information regarding our sole Class III director is as follows:

Steven Malone, 37, Chairman of the Board since February, 2002.

o	President and Chief Executive Officer of Findex.com, Inc. since 2001.

o	Senior Vice President of FindEx.com, Inc. from 2000 to 2001.

o	Vice President of Findex.com, Inc. from 1999 to 2000.

o	Director of Sales for InfoUSA, a publicly-held software and database development, production and distribution company, from 1998 to 1999.

o	Director of Corporate Sales for Software Publishing Corporation (SPC), a publicly-held software development, production and distribution company, from 1997 to 1998.

o	National Account Manager for Grolier Interactive (now Scholastic, Inc.), a publicly-held software and database development, production and distribution company, from 1992 to 1996.

HOW HAVE THESE DESIGNATIONS BEEN DETERMINED?

An effort has been made by our Board of Directors to conform as near as possible to the mandate of our Articles of Incorporation and Bylaws, and, in particular, to the stated three year term of directorships. Insofar as it is used as a deterrent to potential hostile takeover attempts, our Board of Directors reasoned that the term length was the single most important aspect of the establishment of a classified board. In general, therefore, assigned designations to our directors among the respective classifications have been based on the relative duration of their incumbency. Our Class I directors have held their positions since December of 2000. It was determined that, logically, they ought to be among the directors to be up for re-election earliest as among the three classes. Each of our Class II and III directors have held their positions since 2002. Since there are three classes, and the idea of the classified board involves classification among each of the three classes to the extent possible, the designations for the remaining directors among Class II and Class III was made. The decision to designate Kirk R. Rowland as Class II and Steven Malone as Class III was essentially arbitrary.

ARE ANY DIRECTORS STANDING FOR RE-ELECTION?

No, not at this time. The company expects to hold an annual meeting of stockholders by the end of this year at which our current Class I directors will stand for re-election. This is because the three year term of the Class I directors will expire during 2004 and because the three year term of the Class II and Class III directors will not expire until 2005 and 2006 respectively.

WHAT IS THE REQUIRED VOTE FOR THIS ACTION?

This corporate action has already been approved by the holders of a majority of the voting power of our outstanding Common Stock pursuant to written consent. No further vote is required or will be taken.

WHEN WILL THE ASSIGNED DESIGNATIONS BECOME EFFECTIVE?

Under applicable federal securities laws, the assigned designations will not become effective before the day which is 20 calendar days after the mailing of this Information Statement to such record stockholders.

(2)	ADOPTION OF AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 120,000,000.

WHAT IS MEANT BY “AUTHORIZED SHARES”?

“Authorized Shares” are those shares that the Company has been granted authority to issue pursuant to its articles of incorporation, the total amount of which is specifically set forth in its articles of incorporation. Authorized shares include both issued and outstanding shares as well as unissued shares and treasury shares.

HOW MANY SHARES DOES THE COMPANY CURRENTLY HAVE AUTHORIZED?

Pursuant to Article V of our Articles of Incorporation, we are currently authorized to issue up to a total of 55,000,000 shares of capital stock, 50,000,000 of which are shares of Common Stock and 5,000,000 of which are serial preferred stock (the rights, preferences and privileges of which shall be set by our Board of Directors from time to time).

HOW MANY ADDITIONAL SHARES HAVE BEEN AUTHORIZED BY THE CONSENTING SHAREHOLDERS?

70,000,000 shares of Common Stock. Upon effectiveness of the amendment to our Articles of Incorporation, we will be authorized to issue up to a total of 120,000,000 shares of Common Stock, as opposed to the current 50,000,000 shares. No additional shares of preferred stock have been authorized.

WHY IS THERE A NEED FOR ADDITIONAL AUTHORIZED SHARES OF COMMON STOCK?

Of the 50,000,000 shares of Common Stock currently authorized, as of the Record Date (September 9, 2004), 46,153,189 shares of Common Stock were issued and outstanding, and 3,740,000 additional shares of Common Stock were reserved for issuance either (i) upon the exercise of outstanding warrants and stock options, or (ii) under our employee stock option plan. As a result, approximately 106,811 shares of Common Stock remain available for future issuance.

As we disclosed in a current report filing on Form 8-K on July 28, 2004, on July 19, 2004, we entered into a certain Stock Purchase Agreement pursuant to which we agreed to issue and sell 21,875,000 restricted shares of our Common Stock to Barron Partners, LP, a New York based institutional investor. The Regulation D Rule 506 private placement transaction, which closed on July 26, 2004, resulted in gross equity financing proceeds to the Company Findex in the amount of $1,750,000. We believe that this private financing was a critical step in our development plan. The net proceeds of this offering either have been or will be used for (i) repayment of debt and other liabilities, and (ii) working capital, including product development and marketing. As of the date hereof, Barron Partners, LP owns 47.4% of our outstanding Common Stock and, subject to the restrictions contained in Article VII, subsection B of our Articles of Incorporation, controls the vote associated with such shares.

Under the terms of transaction, and subject to the Company’s first increasing the number of its authorized shares of Common Stock as required to fulfill its obligations, Barron Partners LP is also entitled to receive two Company Common Stock purchase warrants. The first warrant would entitle the holder, for a period of up to five years from the date of its issuance, to purchase up to 10,937,500 shares of Common Stock. The second warrant would entitle the holder, also for a period of up to five years from the date of its issuance, to purchase up to 10,937,500 additional shares of Common Shares. In accordance with the terms of the Stock Purchase Agreement, any delay in the Company’s ability to effectuate the requisite increase in its authorized number of shares of Common Shares and deliver the warrants as of December 31, 2004 will result in the Company being liable to Barron Partners, LP in an amount equal to $630,000 per year, pro-rated as appropriate for the duration of any such delay.

It is anticipated that pursuant to this financing and the related equity issuance, as described above, that we need to reserve for issuance, and may need to issue, up to an aggregate of 21,875,000 shares of our Common Stock upon exercise of the Common Stock purchase warrants. Additionally, and as of September 30, 2004, we completed a convertible debt financing in the amount of $240,000 which, at the election of the investors, and subject to our having a sufficient number of authorized shares of Common Stock, may require that we issue, and in any case requires that we reserve for issuance, up to 2,000,000 additional shares of Common Stock. Finally, although there are no current plans, proposals, or arrangements in place with respect to any more than the 21,875,000 shares to be reserved for issuance upon exercise of the Common Stock purchase warrants to be delivered to Barron Partners LP and the 2,000,000 shares reserved for issuance upon conversion of the convertible debt, it is also anticipated that we will need additional shares of Common Stock in an amount which cannot be specifically known at this time for (i) future equity compensation for employees and consultants, and (ii) future equity or convertible debt financings. Accordingly, we believe that an increase in the number of authorized shares of our Common Stock is not only prudent in order to assure that a sufficient number of shares of our Common Stock are available for commitments already made by the Company but also for issuance in the future if our Board of Directors deems it to be in our and our stockholders’ best interests. A total of an additional 70,000,000 shares of Common Stock has been determined by our Board of Directors to be a reasonably conservative estimate of what might be required by the Company in this regard for the foreseeable future.

WHAT WILL BE THE EFFECT OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

Upon the effectiveness of the amendment, the number of authorized shares of our Common Stock that are not issued or outstanding would increase. As of the Record Date, we had 50,000,000 shares of authorized Common Stock and 49,893,189 shares of Common Stock issued and outstanding (on a fully diluted basis).

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required under the Nevada Statutes or pursuant to our Articles of Incorporation. To the extent that additional authorized shares are issued in the future, they may decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by its stockholders. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

Our Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the amendment to our Articles of Incorporation is not prompted by any specific effort or takeover threat currently perceived by management.

HOW WILL THIS CHANGE AFFECT OUR ARTICLES OF INCORPORATION?

The amendment will result in a change in Article V of our Articles of Incorporation so that it reads in pertinent part as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 125,000,000 of which 120,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

The text of the form of amendment to our Articles of Incorporation that will be filed with the Nevada Secretary of State to effect this action is set forth in Appendix A, subject, however, to such changes as may be required by the office of the Nevada Secretary of State, or as our Board of Directors deems necessary and advisable, to effect this action.

WHY DO STOCKHOLDERS NEED TO APPROVE AN INCREASE IN OUR AUTHORIZED COMMON STOCK?

Our capitalization is set forth in Article V of our Articles of Incorporation. Section 78.390 of the Nevada Statutes provides that every amendment to a company’s articles of incorporation shall first be adopted by the resolution of the board of directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Pursuant to that Section, as well as Article XVIII of our Articles of Incorporation, our Articles of Incorporation may only be amended upon the affirmative vote of at least a majority of the voting power of stockholders entitled to vote. While, pursuant to Article XVIII of our Articles of Incorporation, some of the provisions contained in our Articles of Incorporation require a 75% supermajority to amend, Article V is not one of those provisions.

WHAT IS THE REQUIRED VOTE FOR THIS ACTION?

This corporate action has already been approved by the holders of a majority of the voting power of our outstanding Common Stock pursuant to written consent. No further vote is required or will be taken.

WHEN WILL THE AMENDMENT BECOME EFFECTIVE?

Under applicable federal securities laws, the corporate action discussed herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company’s stockholders. The amendment to our Articles of Incorporation will become effective upon filing with the Nevada Secretary of State. It is anticipated that the foregoing will take place approximately 20 calendar days after this Information Statement is mailed to the Company’s stockholders.

NO ADDITIONAL MATTERS

Except as set forth above, as of the date of this Information Statement, the Board of Directors knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

Only one Information Statement is being delivered to multiple security holders sharing an address.  If you are a security holder at a shared address to which a single copy of this Information Statement was delivered, and you desire to obtain a separate copy of the documents delivered, please contact Chief Financial Officer, Kirk R. Rowland, at the Company.

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

By Order of the Board of Directors /s/ Steven Malone Chairman, President & Chief Executive Officer

APPENDIX A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS
(Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.    Name of corporation: Findex.com, Inc.

2.     The articles have been amended as follows (provide article numbers, if available):

        ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 125,000,000 of which 120,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.    The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.*

4.    Effective date of filing (optional): Upon Filing.

5.     Officer Signature (required): /s/ Steven Malone
                                                     Steven Malone, President & Chief Executive Officer

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

APPENDIX B

Unanimous Written Consent of Board of Directors

ACTION BY UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
FINDEX.COM, INC.

                The undersigned, constituting all of the members of the Board of Directors of FindEx.com, Inc., a Nevada Corporation (the “Corporation”), do hereby take the following action and, pursuant to Section 78.315 of the Nevada Revised Statutes and Article III, Section 9 of the Bylaws of the Corporation, without the formality of convening a meeting, do hereby consent to and adopt the following resolutions by written consent in lieu of a meeting as of this 8th day of September, 2004. It is the undersigneds’ intent that this unanimous written consent, upon full execution, be filed by the Secretary of the Corporation with the minutes of the meetings of the Board of Directors.

                WHEREAS, the Corporation is in need of assigning the current four members of the Corporation’s Board of Directors specific designations among the three classes of directors as set forth in the Corporation’s Articles of Incorporation; and

                WHEREAS, the Corporation is need of increasing its authorized number of shares of common stock from 50,000,000 to 120,000,000.

NOW, THEREFORE, BE IT RESOLVED, that the assignment of the current four members of the Corporation’s Board of Directors to the following assigned designations is hereby authorized and approved:

Director	Designated Class	Assigned Term

John A. Kuehne	Class I	2001 - 2004

Henry M. Washington	Class I	2001 - 2004

Kirk R. Rowland	Class II	2002 - 2005

Steven Malone	Class III	2003 - 2006

RESOLVED FURTHER, that an increase in the authorized number of shares of common stock, par value $.001 per share, of the the Corporation from 50,000,000 to 120,000,000 is hereby authorized and approved by the Board of Directors;

RESOLVED FURTHER, that the certificate of amendment to the Corporation’s Articles of Incorporation (the “Certificate of Amendment”) which provides for the foregoing increase in the authorized number of shares of common stock of the Corporation, in substantially the form annexed hereto as Exhibit A, is hereby authorized and approved by the Board of Directors;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, subject to approriate stockholder approval, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in the name and on behalf of the Corporation, with such changes thereto as any such officer may approve, the execution and filing of the Certificate of Amendment with the Secretary of State of the State of Nevada to constitute conclusive evidence of such approval, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to perform any and all such other acts, including execution of any and all documents and certificates, as such officers shall deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions;

RESOLVED FURTHER, that any actions taken by the officers of the Corporation prior to the date of this Unanimous Written Consent in relation to the foregoing resolutions shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation; and

RESOLVED FURTHER, that the Board of Directors submit the foregoing actions of the Corporation to the Stockholders for appropriate ratification and/or approval.

                This Unanimous Written Consent may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Board of Directors as of the date first written above.

/S/Steven Malone Steven Malone /S/Kirk Rowland Kirk Rowland /S/John Kuehne John Kuehne /S/Henry Washington Henry Washington

APPENDIX C

Written Consent of Shareholders

WRITTEN CONSENT OF THE HOLDERS

OF A MAJORITY OF THE COMMON SHARES

OF

FINDEX.COM, INC.

                The undersigned stockholders of Findex.com, Inc., a Nevada Corporation (the “Corporation”), constituting a majority of the voting power entitled to vote on the matters set forth herein (the “Consenting Stockholders”), do hereby take the following action and, pursuant to Section 78.320 of the Nevada Revised Statutes, without the formality of calling and convening a meeting, do hereby consent to and adopt the following resolutions by written consent in lieu of a meeting as of this 9th day of September, 2004.

                WHEREAS, the Consenting Stockholders have determined that it would be in the best interests of the Corporation to assign the current four members of the Board of Directors specific designations among the three classes of directors as set forth in the Corporation’s Articles of Incorporation;

                WHEREAS, the Consenting Stockholders have determined that it would be in the best interests of the Corporation to amend the Corporation’s Articles of Incorporation so as to effect an increase in the number of authorized shares of common stock from 50,000,000 to 120,000,000;

NOW, THEREFORE, BE IT RESOLVED, that the Consenting Stockholders of this Corporation hereby consent to approve the assignment of the current four members of the Board of Directors of the Corporation to the following assigned designations is hereby authorized and approved:

Director	Designated Class	Assigned Term

John A. Kuehne	Class I	2001 - 2004

Henry M. Washington	Class I	2001 - 2004

Kirk R. Rowland	Class II	2002 - 2005

Steven Malone	Class III	2003 - 2006

RESOLVED FURTHER, that an increase in the authorized number of shares of common stock, par value $.001 per share, of the the Corporation from 50,000,000 to 120,000,000 is hereby authorized and approved by the Consenting Stockholders;

RESOLVED FURTHER, that the certificate of amendment to the Corporation’s Articles of Incorporation (the “Certificate of Amendment”) which provides for the foregoing increase in the authorized number of shares of common stock of the Corporation, in substantially the form annexed hereto as Exhibit A, is hereby authorized and approved by the Consenting Stockholders;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them individually hereby is, authorized, empowered and directed, subject to approriate stockholder approval, to execute and file the Certificate of Amendment with the Secretary of State of the State of Nevada, in the name and on behalf of the Corporation, with such changes thereto as any such officer may approve, the execution and filing of the Certificate of Amendment with the Secretary of State of the State of Nevada to constitute conclusive evidence of such approval, and to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized, empowered and directed to perform any and all such other acts, including execution of any and all documents and certificates, as such officers shall deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions; and

RESOLVED FURTHER, that any actions taken by the officers of the Corporation prior to the date of this written consent in relation to the foregoing resolutions shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation.

                This written consent of the holders of a majority of the shares of common stock of the Corporation may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                IN WITNESS WHEREOF, the undersigned Consenting Stockholders have executed this written consent as of the date first written above.

Name of Consenting Stockholder	Number of Common Shares Owned of Record	Percentage of Outstanding Common Stock Represented by Shares Owned	Signature of Consenting Stockholder
Barron Partners, LP (1)	21,875,000	47.40%	/s/ Barron Partners, LP

Bruno, Bill & Susan (2)	10,000	*	/s/ Bill & Susan Bruno

Carmen Financial (2)	400,000	*	/s/ Carmen Financial

Cassaro, Rick (2)	25,000	*	/s/ Rick Cassaro

Celidh (2)	120,000	*	/s/ Celidh

Daniel, Patrick (2)	30,000	*	/s/ Patrick Daniel

Edwards, Brittian (2)	260,000	*	/s/ Brittian Edwards

Equity Management & Trading (2)	300,000	*	/s/ Equity Management & Trading

First Atlantic Capital Management (2)	66,667	*	/s/ First Atlantic Capital Management

Gastali, Chandi (2)	20,000	*	/s/ Chandi Gastali

Gelski, Marrianne (2)	170,000	*	/s/ Marrianne Gelski

Gorup, Mark (2)	10,000	*	/s/ Mark Gorup

Gorup, Micki (2)	124,000	*	/s/ Micki Gorup

Henson, Karen (2)	20,000	*	/s/ Karen Henson

Ionian International (2)	200,000	*	/s/ Ionian International

Johnsen, James (2)	83,440	*	/s/ James Johnsen

Peters, Kelly (2)	80,000	*	/s/ Kelly Peters

Kuehne, John	1,516,849	3.29%	/s/ John Kuehne

Landies, Abigail (2)	20,000	*	/s/ Abigail Landies

Landies, Barbara, Living Trust (2)	20,000	*	/s/ Landies, Barbara, Living Trust

Landies, Graham (2)	20,000	*	/s/ Graham Landies

Landies, Hannah (2)	20,000	*	/s/ Hannah Landies

Landies, Meghan (2)	20,000	*	/s/ Meghan Landies

Magee, Damon (2)	40,000	*	/s/ Damon Magee

Malone, Lorraine (2)	10,000	*	/s/ Lorraine Malone

Malone, Peter (2)	15,000	*	/s/ Peter Malone

Malone, Steven	1,719,111	3.72%	/s/ Steven Malone

Moss, Carter (2)	235,000	*	/s/ Carter Moss

Mueller, James (2)	25,000	*	/s/ James Mueller

Nekuda, Sheila (2)	120,000	*	/s/ Sheila Nekuda

Nixon, Keith (2)	20,000	*	/s/ Keith Nixon

Orr, Joseph (2)	25,000	*	/s/ Joseph Orr

Papp, Jill (2)	16,000	*	/s/ Jill Papp

Quinby, Frank (2)	200,000	*	/s/ Frank Quinby

Rowland, Kirk	1,669,111	3.62%	/s/ Kirk Rowland

Sagitta Holdings (2)	280,000	*	/s/ Sagitta Holdings

Tee, Walter (2)	134,400	*	/s/ Walter Tee

Terrill, William	751,127	1.63%	/s/ William Terrill

Thiemann, Debra (2)	78,240	*	/s/ Debra Thiemann

Thompson, Todd (2)	15,000	*	/s/ Todd Thompson

Trulli, Danielle & Craig (2)	10,000	*	/s/ Danielle & Craig Trulli

Vainer, Jeremy (2)	15,000	*	/s/ Jeremy Vainer

Washington, Henry	1,408,025	3.05%	/s/ Henry Washington

Wells, Craig (2)	95,120	*	/s/ Craig Wells

Young, Susan (2)	15,000	*	/s/ Susan Young

(1)     Article VII Section B (1) of the Company’s Articles of Incorporation reduce the voting powers of “Control Shares” to 20% of all owned shares by a Person that acquires more than 20% of any class of Common Stock. With respect to shares in excess of the 20% voting power, the record holder is entitled to cast a 1/100th vote on the remaining 80% of shares owned. By this calculation, Barron Partners, LP has cast its vote using 4,550,000 shares of the Common Stock it owns. Also by this calculation, the number of total eligible voting shares for purposes of reaching a simple majority is reduced to 28,828,189.

(2)     * Indicates less than 1% of total outstanding common stock.